Exhibit 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT P. 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jesus Oliveras, Chief Financial Officer of U.S. Precious Metals, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.      This Annual Report on Form 10-K/A of the Company for the period ended May 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jesus Oliveras

Jesus Oliveras
Chief Financial Officer
(Principal Financial Officer)
February 23, 2009